UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 21, 2010

LEGG MASON, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 International Drive, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On January 20, 2010, Legg Mason, Inc. (the “Company”) pre-paid the total $550 million outstanding loan balance plus accrued interest under the Term Loan Agreement dated October 14, 2005, as amended (the “Term Loan”), among the Company; Citibank, N.A., as Administrative Agent; and the other banks party thereto.  Under the Term Loan, the Company initially borrowed $700 million, with a maturity date of October 14, 2010, and agreed to certain covenants, including financial covenants.  The Company previously pre-paid $150 million of the borrowings.  The Term Loan terminated in accordance with its terms as a result of the pre-payments.

The foregoing description of the Term Loan does not purport to be complete and is qualified in its entirety by reference to the Term Loan and all amendments thereto, which are incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On January 21, 2010, the Company announced its results of operations for the quarter and nine months ended December 31, 2009. A copy of the related press release is attached hereto as Exhibit 99.

The information in this Section 2.02 and Exhibit 99 attached hereto shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Subject Matter
10.1

Term Loan Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on October 14, 2005)

10.2

Amendment No. 1 to the Term Loan Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on January 3, 2008)

10.3

Amendment No. 2 to the Term Loan Agreement, dated as of April 9, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on May 6, 2008)

10.4

Amendment No. 3 to the Term Loan Agreement, dated as of May 7, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on May 6, 2008)

10.5

Amendment No. 4 to the Term Loan Agreement, dated as of November 21, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.6

Amendment No. 5 to the Term Loan Agreement, dated as of March 30, 2009, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on March 30, 2009)

99	Press Release of Legg Mason, Inc. dated January 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: January 21, 2010	By:	/s/ Thomas P. Lemke
Thomas P. Lemke
Senior Vice President and General Counsel

LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

10.1

Term Loan Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on October 14, 2005)

10.2

Amendment No. 1 to the Term Loan Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on January 3, 2008)

10.3

Amendment No. 2 to the Term Loan Agreement, dated as of April 9, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on May 6, 2008)

10.4

Amendment No. 3 to the Term Loan Agreement, dated as of May 7, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on May 6, 2008)

10.5

Amendment No. 4 to the Term Loan Agreement, dated as of November 21, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.6

Amendment No. 5 to the Term Loan Agreement, dated as of March 30, 2009, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on March 30, 2009)

99	Press Release of Legg Mason, Inc. dated January 21, 2010

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